Exhibit 10.8

                          CONSULTING SERVICES AGREEMENT

      This Consulting Services Agreement ("Agreement"), dated October 29, 2004 is made Steve Careaga ("Consultant"), and Nannaco, Inc., a Nevada corporation ("Client").

      WHEREAS, Steve Careaga has extensive background in the area of management consulting and performs said services through Consultant and serves as a director of the Company;

      WHEREAS, Consultant shall perform certain services (as hereinafter defined) for Client through Consultant on the terms and subject to the conditions set forth;

      WHEREAS, Client is a publicly held corporation with its common stock shares trading on the Over the Counter Bulletin Board under the ticker symbol "RWLN," and desires to further develop its business and customers; and

      WHEREAS, Client desires to engage Consultant to provide the Services (defined in Section 1 below) in its area of knowledge and expertise herein and, in addition, to compensate Consultant for services performed as a director of the Company, on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1. SERVICES OF CONSULTANT.

      Consultant agrees to perform for Client the bona fide services to Client as follows: running the day to day operations and performing services in his capacity as director to the Client (Collectively, the "services"). Consultant agrees to perform for Client the Services. .

2. CONSIDERATION.

      Client agrees to pay Consultant, as his fee and as consideration for services provided, One Million (1,000,000) shares of common stock of the Client, which shares shall be registered on Form S-8 with the United States Securities and Exchange Commission, and are subject to Section 2(a) of this Agreement.

      Additionally, Client agrees to pay Consultant, as consideration for services provided, Thirty Million (30,000,000) shares of common stock of the Client ("Additional Shares") that shall be subject to the Client's right to call and repurchase such Additional Shares at par value upon ninety (90) days following full execution of this Agreement (the "Contingency Period") should the Client fail to raise Five Million Dollars ($5,000,000) of financing, and are further subject to Section 2(b) of this Agreement.

      (a) SALES OF SHARES ISSUED PURSUANT TO FORM S-8.

      Consultant hereby acknowledges and understands that affiliates (1) of the Client who hold shares issued under Form S-8 possess "control shares." Consultant hereby acknowledges that Consultant is receiving control shares and the "control shares" may be resold only pursuant to: (1) the provisions of Rule 144 of the Securities Act of 1933, (2) a "reoffer prospectus" in compliance with Form S-8, and/or (3) a valid registration statement. Finally, Consultant hereby represents and warrants that Consultant shall not sell the Shares expect as provided in (1), (2) and/or (3) of this Section.

      (b) TRANSFER RESTRICTIONS.

      All certificates representing such shares shall be subject to such stock transfer orders, legends and other restrictions as Client may deem necessary or advisable. Consultant hereby agrees not to transfer, dispose, or otherwise assign of any of the Additional Shares during the Contingency Period.

3. CONFIDENTIALITY.

      Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may not be disclosed to any other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

----------
(1) "Affiliates" are persons who possess direct or indirect power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract, or otherwise. Generally speaking, officers, directors and 5%-10% shareholders of a company are affiliates.

4. LATE PAYMENT.

      Client shall pay to Consultant all payments within thirty (30) days of the due date. Failure of Client to finally pay any payment within thirty (30) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the Services provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5. INDEMNIFICATION.

      (a) CLIENT.

      Client agrees to indemnify, defend, and shall hold harmless Consultant and/or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action arises out of the negligence or willful misconduct of Client.

      (b) CONSULTANT.

      Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the willful misconduct of Consultant.

      (c) NOTICE.

      In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6. TERMINATION AND RENEWAL.

      (a) TERM.

      This Agreement shall become effective on the date appearing next to the signatures below and terminate one (1) year thereafter. This Agreement shall automatically be extended for one (1) additional year unless terminated in writing by the Client at least thirty (30) days prior to this Agreements termination.

      (b) TERMINATION.

      Either party may terminate this Agreement on thirty (30) calendar days written notice, or if prior to such action, the other party materially breaches any of its representations, warranties or obligations under this Agreement. Except as may be otherwise provided in this Agreement, such breach by either party will result in the other party being responsible to reimburse the non-defaulting party for all costs incurred directly as a result of the breach of this Agreement, and shall be subject to such damages as may be allowed by law including all attorneys' fees and costs of enforcing this Agreement.

      (c) TERMINATION AND PAYMENT.

      Upon any termination or expiration of this Agreement, Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement. And upon such termination, Consultant shall provide and deliver to Client any and all outstanding services due through the effective date of this Agreement.

7. MISCELLANEOUS.

      (a) INDEPENDENT CONTRACTOR.

      This Agreement establishes an "independent contractor" relationship between Consultant and Client.

      (b) RIGHTS CUMULATIVE; WAIVERS.

      The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

      (c) BENEFIT; SUCCESSORS BOUND.

      This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

      (d) ENTIRE AGREEMENT.

      This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

      (e) ASSIGNMENT.

      Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

      (f) AMENDMENT.

      This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

      (g) SEVERABILITY.

      Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

      (h) SECTION HEADINGS.

      The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (i) CONSTRUCTION.

      Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

      (j) FURTHER ASSURANCES.

      In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

      (k) NOTICES.

      Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

                                                                     (CONTINUED)

If to Client:                       Nannaco, Inc.
                                    Attn: Steve Careaga
                                    7235 No. Creek Loop
                                    Gig Harbor, WA 98335

With a copy to:                     David M. Otto
                                    The Otto Law Group, PLLC
                                    900 4th Ave., Suite 3140
                                    Seattle, Washington 98164

If to Consultant:                   East Bay Consulting, LLC
                                    Attn: Steve Careaga
                                    4906 Point Fosdick Drive, Suite 102
                                    Gig Harbor, WA 98335

      (l) GOVERNING LAW.

      This Agreement shall be governed by the interpreted in accordance with the laws of the State of Washington without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of Washington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

      (m) CONSENTS.

      The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

      (n) SURVIVAL OF PROVISIONS.

      The provisions contained in paragraphs 3, 5, 6, and 7 of this Agreement shall survive the termination of this Agreement.

      (o) EXECUTION IN COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                 [SIGNATURE BLOCKS APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.

                                     CLIENT:

                                     NANNACO, INC.


                                     By:
                                       -----------------------------------------
                                     Name: Steve Careaga
                                     Its: CEO


                                     CONSULTANT:

                                     STEVE CAREAGA

                                     By:
                                       -----------------------------------------
                                     Name: Steve Careaga

CONSULTING SERVICES AGREEMENT

      This Consulting Services Agreement ("Agreement"), dated October 29, 2004 is made Steve Careaga ("Consultant"), and Nannaco, Inc., a Nevada corporation ("Client").

      WHEREAS, Steve Careaga has extensive background in the area of management consulting and performs said services through Consultant and serves as a director of the Company;

      WHEREAS, Consultant shall perform certain services (as hereinafter defined) for Client through Consultant on the terms and subject to the conditions set forth;

      WHEREAS, Client is a publicly held corporation with its common stock shares trading on the Over the Counter Bulletin Board under the ticker symbol "RWLN," and desires to further develop its business and customers; and

      WHEREAS, Client desires to engage Consultant to provide the Services (defined in Section 1 below) in its area of knowledge and expertise herein and, in addition, to compensate Consultant for services performed as a director of the Company, on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1. SERVICES OF CONSULTANT.

      Consultant agrees to perform for Client the bona fide services to Client as follows: running the day to day operations and performing services in his capacity as director to the Client (Collectively, the "services"). Consultant agrees to perform for Client the Services. .

2. CONSIDERATION.

      Client agrees to pay Consultant, as his fee and as consideration for services provided, One Million (1,000,000) shares of common stock of the Client, which shares shall be registered on Form S-8 with the United States Securities and Exchange Commission, and are subject to Section 2(a) of this Agreement.

      Additionally, Client agrees to pay Consultant, as consideration for services provided, Thirty Million (30,000,000) shares of common stock of the Client ("Additional Shares") that shall be subject to the Client's right to call and repurchase such Additional Shares at par value upon ninety (90) days following full execution of this Agreement (the "Contingency Period") should the Client fail to raise Five Million Dollars ($5,000,000) of financing, and are further subject to Section 2(b) of this Agreement.

      (a) SALES OF SHARES ISSUED PURSUANT TO FORM S-8.

      Consultant hereby acknowledges and understands that affiliates (2) of the Client who hold shares issued under Form S-8 possess "control shares." Consultant hereby acknowledges that Consultant is receiving control shares and the "control shares" may be resold only pursuant to: (1) the provisions of Rule 144 of the Securities Act of 1933, (2) a "reoffer prospectus" in compliance with Form S-8, and/or (3) a valid registration statement. Finally, Consultant hereby represents and warrants that Consultant shall not sell the Shares expect as provided in (1), (2) and/or (3) of this Section.

----------
(2) "Affiliates" are persons who possess direct or indirect power to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract, or otherwise. Generally speaking, officers, directors and 5%-10% shareholders of a company are affiliates.

      (b) TRANSFER RESTRICTIONS.

      All certificates representing such shares shall be subject to such stock transfer orders, legends and other restrictions as Client may deem necessary or advisable. Consultant hereby agrees not to transfer, dispose, or otherwise assign of any of the Additional Shares during the Contingency Period.

3. CONFIDENTIALITY.

      Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may not be disclosed to any other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4. LATE PAYMENT.

      Client shall pay to Consultant all payments within thirty (30) days of the due date. Failure of Client to finally pay any payment within thirty (30) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the Services provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5. INDEMNIFICATION.

      (a) CLIENT.

      Client agrees to indemnify, defend, and shall hold harmless Consultant and/or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action arises out of the negligence or willful misconduct of Client.

      (b) CONSULTANT.

      Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the willful misconduct of Consultant.

      (c) NOTICE.

      In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6. TERMINATION AND RENEWAL.

      (a) TERM.

      This Agreement shall become effective on the date appearing next to the signatures below and terminate one (1) year thereafter. This Agreement shall automatically be extended for one (1) additional year unless terminated in writing by the Client at least thirty (30) days prior to this Agreements termination.

      (b) TERMINATION.

      Either party may terminate this Agreement on thirty (30) calendar days written notice, or if prior to such action, the other party materially breaches any of its representations, warranties or obligations under this Agreement. Except as may be otherwise provided in this Agreement, such breach by either party will result in the other party being responsible to reimburse the non-defaulting party for all costs incurred directly as a result of the breach of this Agreement, and shall be subject to such damages as may be allowed by law including all attorneys' fees and costs of enforcing this Agreement.

      (c) TERMINATION AND PAYMENT.

      Upon any termination or expiration of this Agreement, Client shall pay all unpaid and outstanding fees through the effective date of termination or expiration of this Agreement. And upon such termination, Consultant shall provide and deliver to Client any and all outstanding services due through the effective date of this Agreement.

7. MISCELLANEOUS.

      (a) INDEPENDENT CONTRACTOR.

      This Agreement establishes an "independent contractor" relationship between Consultant and Client.

      (b) RIGHTS CUMULATIVE; WAIVERS.

      The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

      (c) BENEFIT; SUCCESSORS BOUND.

      This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

      (d) ENTIRE AGREEMENT.

      This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

      (e) ASSIGNMENT.

      Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

      (f) AMENDMENT.

      This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

      (g) SEVERABILITY.

      Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

      (h) SECTION HEADINGS.

      The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (i) CONSTRUCTION.

      Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

      (j) FURTHER ASSURANCES.

      In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

      (k) NOTICES.

      Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

                                                                     (CONTINUED)

If to Client:                       Nannaco, Inc.
                                    Attn: Steve Careaga
                                    7235 No. Creek Loop
                                    Gig Harbor, WA 98335

With a copy to:                     David M. Otto
                                    The Otto Law Group, PLLC
                                    900 4th Ave., Suite 3140
                                    Seattle, Washington 98164

If to Consultant:                   East Bay Consulting, LLC
                                    Attn: Steve Careaga
                                    4906 Point Fosdick Drive, Suite 102
                                    Gig Harbor, WA 98335

      (l) GOVERNING LAW.

      This Agreement shall be governed by the interpreted in accordance with the laws of the State of Washington without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of Washington in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

      (m) CONSENTS.

      The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

      (n) SURVIVAL OF PROVISIONS.

      The provisions contained in paragraphs 3, 5, 6, and 7 of this Agreement shall survive the termination of this Agreement.

      (o) EXECUTION IN COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

                 [SIGNATURE BLOCKS APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.

                                     CLIENT:

                                     NANNACO, INC.


                                     By:
                                        ----------------------------------------
                                     Name: Steve Careaga
                                     Its:  CEO

                                     CONSULTANT:


                                     STEVE CAREAGA

                                     By:
                                       -----------------------------------------
                                     Name: Steve Careaga